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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                   May 7, 1999
                Date of report (Date of earliest event reported)



                               MACKIE DESIGNS INC.
             (Exact Name of Registrant as Specified in Its Charter)



         Washington                    0-26524                91-1432133
       (State or Other         (Commission File Number)      (IRS Employer
Jurisdiction of Incorporation)                           Identification Number)



                            16220 Wood-Red Road, N.E.
                          Woodinville, Washington 98072
               (Address of Principal Executive Offices) (Zip Code)

                                 (425) 487-4333
                         (Registrant's Telephone Number,
                               Including Area Code)



        Former Name or Former Address, if Changed Since Last Report: N/A


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     The registrant has decided to change its principal accountant to audit its financial statements and gave formal notice to Ernst & Young LLP on May 7, 1999. The registrant has not yet engaged a new independent accountant.

     Ernst & Young's report on the financial statements for the fiscal years ended December 31, 1998 and December 31, 1997 did not contain an adverse opinion or a disclaimer of opinion, nor was qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the registrant's fiscal years ended December 31, 1998 and December 31, 1997, and the subsequent interim period prior to May 7, 1999, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

     The decision to change certifying accountants was recommended by the registrant's audit committee and approved by the board of directors.

ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.

         (c)    Exhibits

         Exhibit 16 - Ernst & Young LLP letter re change in certifying accountant.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     MACKIE DESIGNS INC.


Date:  May 12, 1999                  /s/ William A. Garrard
                                     -------------------------------------------
                                     William A. Garrard, Vice President
                                     - Chief Financial Officer